The Central Europe and Russia Fund, Inc.

345 Park Avenue
New York, NY 10154

December 13, 2005

Dear Stockholder:

           The Central Europe and Russia Fund, Inc. (the “Fund”) recently announced its intention to issue to existing stockholders transferable rights to subscribe for additional shares of the Fund’s common stock, par value $0.001. The rights offering will begin on December 22, 2005 (the “Record Date”), and will be made only by means of a prospectus, which will be mailed to stockholders of record on the Record Date at the commencement of the offering.

Terms of the Offer

1.       Primary Subscription Rights: The Fund proposes to offer to stockholders of record one transferable right for each share of common stock held on the Record Date. The rights entitle stockholders of record to subscribe for one share of common stock for every three rights held. Record Date stockholders issued fewer than three rights are entitled to subscribe for one share of common stock pursuant to the primary subscription.

2.       Over-Subscription Privilege: The over-subscription privilege permits stockholders of record on the Record Date who have exercised in full their primary subscription rights to subscribe for shares that were not otherwise subscribed for in the primary subscription, subject to certain limitations and pro rata allocation.

Subscription Price

          The subscription price per share will be 90% of the lower of (i) the average of the last reported sale prices of a share of our common stock on the NYSE on the Expiration Date and the four preceding business days or (ii) the net asset value per share on the Expiration Date.

Proposed Timetable

          The Record Date for determining those stockholders eligible to participate in the rights offering will be December 22, 2005, and the Expiration Date is scheduled to be January 20, 2005 (unless extended). It is expected that subscription certificates evidencing the right to subscribe, together with a prospectus, will be mailed to stockholders of record promptly following the Record Date. Stockholders who hold their shares in bank or broker name will receive the rights materials from their bank or broker. Subscription certificates will not be mailed to the Fund’s stockholders whose record addresses are located outside of the United States. Such stockholders who are interested in exercising their rights should contact Colbent Corporation at 781-843-1833, extension 209.

Note

          The commencement of the offering will be announced through a prospectus and the public media. Stockholders should be kept apprised of any subsequent announcements. Investors should carefully consider the investment objectives, risks, and charges and expenses of the Fund. This information can be found in the Fund’s prospectus, which may be obtained by contacting Georgeson Shareholder Communications, Inc. An investor should carefully read the Fund’s prospectus before investing.

Sincerely,

Carole Coleman
Secretary

           This announcement is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted. The offer will be made only by means of a prospectus and only after the registration statement on file with the Securities and Exchange Commission has been declared effective. The final terms of the offer may be different from those discussed above.

If you have any questions regarding the rights offering, please contact the Fund’s Information Agent, Georgeson Shareholder Communications, Inc. Stockholders can call 1-800-221-4215 and all banks, brokers and financial intermediaries can call 212-440-9800.